UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2023

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 7, 2023, pursuant to the terms of that certain Purchaser Rights Agreement, dated as of June 14, 2023, (the “Purchaser Rights Agreement”) by and between NextDecade Corporation (the “Company”) and Global LNG North America Corp., the Board of Directors (the “Board”) of the Company appointed Thibaud de Préval as a Class A director of the Board.  In connection with Mr. de Préval’s appointment to the Board, the size of the Board was increased from nine to ten members.  Mr. de Préval will serve as a Class A director until the Company’s 2024 annual meeting of stockholders or until his successor is duly elected and qualified or the earlier of his death, resignation or removal.

Thibaud de Préval, 52, started his career in the energy industry in 1997 and has since held various positions within TotalEnergies, a multi-energy company that produces and markets fuels, natural gas and electricity, both at TotalEnergies’ Paris headquarters and regional offices, across a wide range of disciplines including upstream operations, engineering, project management, corporate venturing, asset management and business development. Since July 2017, Mr. de Préval has served as Deputy VP LNG Assets at TotalEnergies, with various mandates as director or president of certain TotalEnergies affiliates. He graduated from French engineering school Ecole Polytechnique and subsequently obtained Master’s degrees from the French Petroleum Institute (IFP School) and Texas A&M University. Mr. de Préval was designated as a director by Global LNG North America Corp. pursuant to the Purchaser Rights Agreement.

The Board believes Mr. de Préval’s significant experience in the infrastructure and energy sectors provides Mr. de Préval with the qualifications and skills to serve as a Company director.

There are no family relationships between Mr. de Préval and any other director or executive officer of the Company. As a director nominated to the Board pursuant to an agreement with the Company, Mr. de Préval will be entitled to reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board. Mr. de Préval has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2023

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel